UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 8, 2013

DIRECT INSITE CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20660	11-2895590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 East Broward Boulevard Suite 1550 Fort Lauderdale, Florida (Address of Principal Executive Offices)	33394 (Zip Code)

Registrant's telephone number, including area code:  (631) 873-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Matthew E. Oakes, President and Chief Executive Officer of Direct Insite Corp. (the "Company") is scheduled to present at the Southwest IDEAS Investor Conference on Wednesday, November 20, 2013 in Dallas, Texas.  A webcast of the presentation will be available on the Company's website at www.directinsite.com.

On November 8, 2013, the Company issued a press release announcing the scheduled presentation.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Direct Insite Corp. dated November 8, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Direct Insite Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECT INSITE CORP.

/s/ Matthew E. Oakes
Matthew E. Oakes
President and Chief Executive Officer

Dated: November 8, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Direct Insite Corp. dated November 8, 2013.